UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT


                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                Date of Report (Date of earliest event reported)

                                JANUARY 29, 2004


                                  XTRANA, INC.
             (Exact name of registrant as specified in its charter)

          DELAWARE                   0-17714                    58-1729436
(State or other jurisdiction       (Commission                (IRS Employer
        of incorporation)          File Number)              Identification No.)


590 BURBANK STREET, SUITE 205, BROOMFIELD, COLORADO              80020
    (Address of principal executive offices)                   (Zip Code)


       Registrant's telephone number, including area code: (303) 466-4424

ITEM 5. - OTHER EVENTS AND REGULATION FD DISCLOSURE

         On January 29, 2004, Xtrana, Inc. (the "Registrant") issued a press release announcing that it has entered into a definitive agreement to sell substantially all of its intellectual property, other than trademarks and tradenames, for $4,000,000. The closing of the sale of the Registrant's intellectual property is subject approval of the transaction by the Registrant's stockholders. A copy of the press release is attached to this Form 8-K as
Exhibit 99.1 and is incorporated herein by reference.


ITEM 7. - FINANCIAL STATEMENTS AND EXHIBITS

         (a)      Financial Statements.

                  None.

         (b)      Pro Forma Financial Information.

                  None.

         (c)      Exhibits.

                  99.1     Press release dated January 29, 2004


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


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


January 29, 2004                             XTRANA, INC.


                                             /S/ TIMOTHY J. DAHLTORP
                                             ----------------------------
                                             Timothy J. Dahltorp,
                                             Chief Executive Officer


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


                                  EXHIBIT INDEX


EXHIBIT NUMBER          DESCRIPTION
--------------          -----------

    99.1                Press release dated January 29, 2004


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